GREAT BEAR EXPLORATIONS, INC

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2007 & 2006

Table of Contents

Report of Independent Certified Public Accountants	F – 2

Balance Sheets	F – 3

Statements of Operations	F – 4

Statements of Changes in Shareholders’ Deficit	F – 5

Statements of Cash Flows	F – 6

Notes to Financial Statements	F – 7-11

Report of Independent Registered Public Accounting Firm

To the members and board of directors
Great Bear Explorations, Inc:

We have audited the accompanying balance sheets of Great Bear Explorations, Inc as of December 31, 2007 and 2006, and the related statements of operations, shareholders’ deficit and comprehensive income, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Great Bear Explorations, Inc as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements referred to above have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 2, the Company’s need to seek new sources or methods of financing or revenue to pursue its business strategy, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans as to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

JEWETT, SCHWARTZ, WOLFE & ASSOCIATES

Hollywood, Florida,
May 29, 2008

GREAT BEAR EXPLORATIONS INC.
BALANCE SHEETS
DECEMBER 31, 2007 AND 2006

	2007	2006

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$-	$-
Accounts receivable, Other	-	1,028,820
Prepaid expenses	52,127	34,053

TOTAL CURRENT ASSETS	52,127	1,062,873

TOTAL ASSETS	$52,127	$1,062,873

	2007	2006

LIABILITIES AND SHAREHOLDERS' DEFICIT
CURRENT LIABILITIES
Cash overdraft	$7	$4
Accounts payable	32,208	10,583
Accrued expenses	45,441	38,217
Notes payable	10,448	240,125

TOTAL CURRENT LIABILITIES	88,104	288,929

LONG-TERM LIABILITIES
Due to related parties	1,284,857	1,623,554

TOTAL LONG-TERM LIABILITIES	1,284,857	1,623,554

TOTAL LIABILITIES	1,372,961	1,912,483

Commitments & contingencies

SHAREHOLDERS' DEFICIT

Common stock, authorized unlimited number of shares, issued and outstanding - 203,880 shares and NIL	203,880	-
Cumulative translation gain (loss)	(205,432)	(3,950)
Accumulated deficit	(1,319,282)	(845,660)

TOTAL SHAREHOLDERS' DEFICIT	(1,320,834)	(849,610)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$52,127	$1,062,873

See auditor's report and accompanying notes to financial statements.

GREAT BEAR EXPLORATIONS INC.
STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006

NET SALES	$-	$-

COST OF GOODS SOLD	-	-

GROSS PROFIT	-	-

OPERATING EXPENSES

General and administrative expenses	195,749	23,262
Write off - oil & gas agreements	227,881	598,198
TOTAL OPERATING EXPENSES	423,630	621,460

LOSS FROM OPERATIONS	(423,630)	(621,460)

OTHER EXPENSE

Interest expense	49,992	58,667

TOTAL OTHER EXPENSE	49,992	58,667

NET LOSS	$(473,622)	$(680,126)

See auditor's report and accompanying notes to financial statements.

GREAT BEAR EXPLORATIONS INC.
STATEMENTS OF CHANGES IN SHAREHOLDER'S DEFICIT & OTHER COMPREHENSIVE INCOME
YEARS ENDED DECEMBER 31, 2007 AND 2006

	Common Stock		Currency	Retained Earnings
	Shares	Amount	Translation	(Accumulated Deficit)	Total

January 1, 2006	-	$-	$(4,110)	$(165,534)	$(169,644)
Authorized unlimited number of shares issued and outstanding - NIL	-	-	-	-	$-

Net loss	-	-	-	(680,126)	$(680,126)

Net change in foreign currency translation	-	-	160	-	$160

December 31, 2006	-	$-	$(3,950)	$(845,660)	$(849,610)
Authorized unlimited number of shares issued and outstanding - NIL	-	203,880	-	-	$203,880

Net loss	-	-	-	(473,622)	$(473,622)

Net change in foreign currency translation	-	-	(201,482)	-	$(201,482)

December 31, 2007	-	$203,880	$(205,432)	$(1,319,282)	$(1,320,834)

See auditor's report and accompanying notes to financial statements.

GREAT BEAR EXPLORATIONS INC.
STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES

Net loss	$(473,622)	$(680,126)
Adjustments to reconcile net income to net cash provided by operating activities:

Changes in operating assets and liabilities	-	-
Accounts receivable	1,028,820	(1,028,820)
Accrued expenses	7,214	38,217
Prepaid expenses	(18,074)	(26,374)
Accounts payable	21,626	(165,340)

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES	565,964	(1,862,443)

CASH FLOWS FROM INVESTING ACTIVITIES
Investment in subsidiaries	(1,019,400)	-

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES	(1,019,400)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Cash overdraft	2	5
Bridge financing	(229,667)	240,124
Advances from associated company	680,703	762,057
Advances from affiliated companies	-	860,097
Proceeds from Issuance of common stock	203,880	-

CASH PROVIDED BY INVESTING ACTIVITIES	654,918	1,862,283

NET INCREASE (DECREASE) IN CASH	201,482	(160)

Effect of exchange rate change on cash	(201,482)	160

CASH AT BEGINNING OF YEAR	-	-

CASH AT END OF YEAR	$-	$-

CASH PAID DURING THE YEAR FOR:

INTEREST	$49,992	$58,667

INCOME TAXES	$-	$-

See auditor's report and accompanying notes to financial statements.

GREAT BEAR EXPLORATIONS, INC
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2007 AND 2006

NOTE 1 – ORGANIZATION

Great Bear Explorations, Inc (the “Company”) was incorporated in Alberta, Canada on September 1, 2005 for the purpose of acquiring and exploring oil & gas reserves

NOTE 2 – GOING CONCERN

These financial statements have been prepared assuming that the Company will continue as a going concern. The Company’s independent accountants have included a “going concern” paragraph in their audit report accompanying these financial statements that cautions users of the statements that the Company needs to seek new sources or methods of financing or revenue to pursue its business strategy. The financial statements do no include any adjustments that might result from the outcome of this uncertainty. The Company will continue to pursue additional capital investment. However, there can be no assurance that the Company will be able to successfully acquire the necessary capital investment or revenue to continue their on-going efforts and continue operations. These factors, among others, create an uncertainty about the Company’s ability to continue as a going concern.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Company has adopted and follows the guidance provided in the Securities and Exchange Commission’s (SEC) Staff Accounting Bulletin (SAB) No. 104 “Revenue Recognition” which states that revenue is realized and earned when all of the following criteria are met: (a) persuasive evidence of the arrangement exists, (b) delivery has occurred or services have been rendered, (c) the seller’s price to the buyer is fixed and determinable and (d) collectibility is reasonably assured. The Company currently recognizes revenue at point of sale, which is also the date of delivery.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash

The Company considers all highly liquid debt securities purchased with original or remaining maturities of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.

GREAT BEAR EXPLORATIONS, INC
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2007 AND 2006

Oil & Gas Agreements, Leases and Licenses, net

Resource (oil and gas) agreements, comprising interests in oil and gas leases and/or licenses are stated at cost and amortized over the lease term Exploration and development costs are amortized on a straight-line basis over estimated useful lives using the straight-line method..

Impairment of Long-lived Assets

The Company reviews long-lived assets for impairment whenever circumstances and situations change that may indicate that the carrying amounts may not be recovered. At December 31, 2007 and 2006 the Company believes that there has been no impairment of its long-lived assets.

Earnings Per Share

Basic earnings per share is computed by dividing net income available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share reflects the potential dilution that could occur if stock options and other commitments to issue common stock were exercised or equity awards vest resulting in the issuance of common stock that could share in the earnings of the Company.

Recent Accounting Pronouncements

Business Combinations - In December 2007, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 141(R) “Business Combinations” (SFAS 141(R)). This Statement replaces the original FASB Statement No. 141. This Statement retains the fundamental requirements in Statement 141 that the acquisition method of accounting (which Statement 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. The objective of this SFAS 141(R) is to improve the relevance, and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. To accomplish that, SFAS 141(R) establishes principles and requirements for how the acquirer:

a.	Recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree.

b.	Recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase.

c.	Determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination.

This Statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008 and may not be applied before that date. The Company is unable at this time to determine the effect that its adoption of SFAS 141(R) will have on its consolidated results of operations and financial condition.

GREAT BEAR EXPLORATIONS, INC
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2007 AND 2006

Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51 -In December 2007, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 160 “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51” (SFAS 160). This Statement amends the original Accounting Review Board (ARB) No. 51 “Consolidated Financial Statements” to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. This Statement is effective for fiscal years and interim periods within those fiscal years, beginning on or after December 15, 2008 and may not be applied before that date. The Company is unable at this time to determine the effect that its adoption of SFAS 160 will have on its results of operations and financial condition.

Fair Value Option for Financial Assets and Financial Liabilities - In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (SFAS 159), which becomes effective for the Company on January 1, 2008, permits companies to choose to measure many financial instruments and certain other items at fair value and report unrealized gains and losses in earnings. Such accounting is optional and is generally to be applied instrument by instrument. The Company does not anticipate that the election, of this fair-value option will have a material effect on its financial condition, results of operations, cash flows or disclosures.

Fair Value Measurements - In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 provides guidance for using fair value to measure assets and liabilities. SFAS 157 addresses the requests from investors for expanded disclosure about the extent to which companies’ measure assets and liabilities at fair value, the information used to measure fair value and the effect of fair value measurements on earnings. SFAS 157 applies whenever other standards require (or permit) assets or liabilities to be measured at fair value, and does not expand the use of fair value in any new circumstances. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and will be adopted by the Company in the first quarter of fiscal year 2008. The Company is unable at this time to determine the effect that its adoption of SFAS 157 will have on its results of operations and financial condition.

Accounting Changes and Error Corrections - In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections" (SFAS 154), which replaces Accounting Principles Board (APB) Opinion No. 20, "Accounting Changes," and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements - An Amendment of APB Opinion No. 28." SFAS 154 provides guidance on the accounting for and reporting of accounting changes and error corrections, and it establishes retrospective application, or the latest practicable date, as the required method for reporting a change in accounting principle and the reporting of a correction of an error. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company adopted SFAS 154 in the first quarter of fiscal year 2007 and does not expect it to have a material impact on its results of operations and financial condition.

GREAT BEAR EXPLORATIONS, INC
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2007 AND 2006

NOTE 4 – OIL & GAS AGREEMENTS and RELATED EXPLORATION AND DEVELOPMENT

As of December 31, 2007 and 2006 The Company wrote off $227,881 and $598,198 respectively, of the capitalized oil & gas exploration expenses as the agreements were terminated as included in Note 9.

NOTE 5 – NOTES PAYABLE

As of December 31, 2007 and 2006 the Company has a notes payable balance of $10,448 and $240,124, respectively, which was obtained on a Bridge Financing agreement with Lagasco Corporation. The interest on the note was 12% and the accrued interest expense as of December 31, 2007 and 2006 was $-0- and $12,474, respectively. As included in Note 9 this note was subsequently partially settled resulting in a gain to the Company.

NOTE 6– RELATED PARTIES

At December 31, 2007 and 2006 the Company was a 100% subsidiary of Lotta Coal, Inc. Funding utilized by the Company to acquire and maintain its Oil & Gas Agreements and related general and administrative costs was advanced by Lotta Coal, Inc., via another of its subsidiaries, Peace West Energy Corp.

Black Horn Resources Inc., a private Alberta Corporation, is the former parent of the Company. The Company remains indebted to Black Horn for various loans, advances and costs incurred by Black Horn in connection with the Company’s Oil and Gas Agreements.

The amounts outstanding in Due to the related parties as of December 31, 2006 and 2005 were as follows:

	December 31, 2007	December 31, 2006

Black Horn Resources, Inc	$815,839	$763,457
Peace West Energy Corp	1,100,404	860,097

Total	$-	$1,623,554

The loans are interest free and the Company imputed interest in accordance with the provisions of Accounting Principles Board Opinion (APBO) No. 21 Interest on Receivables and Payables. Accordingly, the interest expense for the years ended December 31, 2007 2006 is $ and $38,217, respectively. The average interest rate used for the periods was 4.75%.

GREAT BEAR EXPLORATIONS, INC
NOTES TO THE FINANCIAL STATEMENTS
DECEMBER 31, 2007 AND 2006

NOTE 7 – OIL AND GAS AGREEMENTS

The Company’s Oil & Gas Agreements comprised the following:

•	Woodland Cree Energy Inc.: Farmout Agreement re: IOGC Permit in connection with the Woodland Cree First Nation Reserves 226, 227 and 228. This agreement was terminated by the Company during 2007.
•
Woodland Cree Explorations Inc: Joint Venture Agreement to undertake certain Oil & Gas exploration and development, and related service activities within the Woodland Cree traditional territories. This agreement was terminated by the Company during 2007.

•
Peace East Energy Corp: The Company acquired of 35% of Peace East during 2007. This private Alberta corporation has agreements with Tallcree First Nation energy companies, which include Tallcree Energy, Inc. and Netaskinan Energy, Inc.

NOTE 8 - INCOME TAXES

The Company is a Private Alberta Corporation, and as such is not subject to any United States Federal or state income tax regulations.

The Company’s ability to access its losses and utilize them as a future tax benefit will depend on its future profits. Accordingly, no future tax benefit has been calculated in connection with the 2007 and 2006 fiscal years.

NOTE 9 – SUBSEQUENT EVENT

On February 9, 2008, the Company negotiated a settlement with Lagasco Corporation (Lagasco), to reduce the balance payable by the Company to $17,150. This resulted in a gain to the Company of $31,401.

NOTE 10 – SUPPLEMENTAL INFORMATION ON OIL AND GAS EXPLORATION AND DEVELOPMENT ACTIVITIES

As of December 31, 2007 the Company has not undertaken oil and gas exploration and/or development activities.